SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7th, 2003

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29819 (Commission File Number)	58-2349413 (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release dated July 2, 2003, issued by HepaLife Technologies, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On July 2, 2003, HepaLife Technologies, Inc. issued a news release announcing that it has initiated an ongoing investor relations program in order to enhance the Company’s visibility in the investment community.  A copy of this news release, dated July 2, 2003 is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Jeet Sidhu

Jeet Sidhu

Director

Date: July 7th, 2003

EXHIBIT 99.1

HEPALIFE INITIATES I.R. PROGRAM

Vancouver, BC – July 2, 2003 - - HepaLife Technologies, Inc. (OTCBB: HPLF), today announced that it has initiated an ongoing investor relations program in order to enhance the Company’s visibility in the investment community.

The principal objectives of the Company’s IR program is to increase recognition amongst a broad range of brokers, individuals and institutional investors, thereby potentially  enhancing our future access to the capital markets as a more recognizable entity.

About HepaLife Technologies, Inc.

HepaLife Technologies, Inc. (OTCBB: HPLF), is a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products to treat various forms of liver dysfunction and disease.

Presently, through a Cooperative Research and Development Agreement, HepaLife Technologies is working towards optimizing the hepatic functionality of a patented cell line, whose hepatic characteristics have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

The need for an artificial liver device able to remove toxins and improve immediate and long-term survival results for patients suffering from liver disease is more critical today than ever before.

Limited treatment options, a low volume of donor organs, the high price of transplants and follow up costs, a growing base of hepatitis sufferers, alcohol abuse, drug overdoses and other factors that result in liver disease, all clearly indicate that a strong need exists for an artificial liver device, now and into the foreseeable future.

The Company’s research and development work is being conducted at two laboratories, the Growth Biology Laboratory and the Biotechnology and Germplasm Laboratory, both located in Beltsville, Maryland.

For additional information, please visit www.hepalife.com.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, generally weak stock market, lack of investor interest in the Company, negative publicity, poor results from the Company’s research and development efforts, significant advances in competitive liver treatment options, any of which may cause actual results to differ materially from those described in the statements. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

HepaLife Technologies, Inc.

Harmel S. Rayat, President

Toll Free: 800-518-4879